Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD PRIME REPORTS SECOND QUARTER 2014 RESULTS

RevPAR Increase of 4.6% for All Hotels

Adjusted EBITDA Increase of 35% over the Prior Year

DALLAS, August 7, 2014 — Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the second quarter ended June 30, 2014.  On November 19, 2013, the Company completed its spin-off from Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust”), but the Company has presented its prior year financial statements in accordance with GAAP, which requires that historical carve-out financial statements be presented.  Accordingly, the Company’s results for the prior year period may not be representative of results in future periods.  In particular, the general & administrative expenses that are shown in the prior year historical carve-out financial statements do not reflect the expected general & administrative costs of the Company, but rather reflect an allocation of the actual general & administrative costs of Ashford Trust.  The Company has general & administrative costs that it incurs as well as reimbursable costs that Ashford Trust incurs on its behalf.  The Company also pays a base management fee to Ashford Trust equal to 0.70% times its total enterprise value.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are pro forma.  Unless otherwise stated, all reported results compare the second quarter ended June 30, 2014, with the second quarter ended June 30, 2013 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all Ashford Prime hotels increased 4.6% during the second quarter

•                  Hotel EBITDA flow-through continued to be impacted by higher property taxes and incentive management fees; certain incentive management fees kicked in during the third quarter of the prior year so Hotel EBITDA flow-through should improve in future quarters

•                  Net income attributable to common shareholders for the Company was $3.5 million, or $0.14 per diluted share, compared with net income attributable to common shareholders of $3.8 million, or $0.24  per diluted share, in the prior-year quarter

•                  Adjusted funds from operations (AFFO) for the Company was $0.45 per diluted share for the quarter compared to $0.44 from the prior-year quarter

•                  At the end of the second quarter 2014, the Company had total net working capital of $193 million

•                  David Kimichik, the Company’s former Chief Financial Officer and Treasurer, retired on June 13, 2014, following a career spanning over 32 years with Ashford Trust and its predecessor; Deric Eubanks, formerly the Company’s Senior Vice President of Finance, succeeded him as Chief Financial Officer and Treasurer reporting to Ashford Prime Chairman and Chief Executive Officer, Monty J. Bennett

CAPITAL EXPENDITURES

•                  Capex invested in the quarter for the Ashford Prime Portfolio was $3.3 million

-MORE-

CAPITAL STRUCTURE

At June 30, 2014, the Company had total assets of $1.3 billion in continuing operations.  As of June 30, 2014, the Company had $767 million of mortgage debt in continuing operations of which $49.2 million related to our joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 4.99%.

PORTFOLIO REVPAR

As of June 30, 2014, the Ashford Prime Portfolio consisted of direct hotel investments with ten properties classified in continuing operations.  During the second quarter of 2014, all ten of the Ashford Prime Portfolio hotels included in continuing operations were not under renovation.

•                  Pro forma RevPAR increased 4.6% to $184.70 for all hotels in the Ashford Prime Portfolio on a 2.9% increase in ADR and a 1.7% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Ashford Prime Portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Pro forma Hotel EBITDA and Pro forma Hotel EBITDA margin.  The details of the quarterly calculations for the previous four quarters for the 10 Ashford Prime Portfolio hotels included in continuing operations are provided in the table attached to this release.

RETIREMENT AND NAMING OF NEW CHIEF FINANCIAL OFFICER

On June 13, 2014, David Kimichik, the Company’s former Chief Financial Officer and Treasurer, retired following a career spanning over 32 years with Ashford Trust and its predecessor.  Deric Eubanks, formerly the Company’s Senior Vice President of Finance, succeeded him as Chief Financial Officer and Treasurer reporting to Ashford Prime Chairman and Chief Executive Officer, Monty J. Bennett.

Prior to his role as Senior Vice President of Finance, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities.  Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries.  Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charterholder.

COMMON STOCK DIVIDEND

On June 13, 2014, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the second quarter ending June 30, 2014, payable on July 15, 2014, to shareholders of record as of June 30, 2014.

“Our second quarter RevPAR results were negatively impacted by the weak market conditions we experienced in Washington, D.C., Philadelphia, and Chicago.  However, our hotels in those markets were still able to outperform their competitive sets during the quarter.  That’s a testament to the high quality of the Ashford Prime portfolio.  Our west coast assets continue to outperform the industry averages, and we are very excited about the long-term prospects for this portfolio of high quality, high RevPAR hotels,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer.  “We will continue to seek to grow the

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Ashford Prime portfolio in a manner that is accretive to long-term shareholder returns.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Friday, August 8, 2014, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (913) 981-5551.  A replay of the conference call will be available through Friday, August 15, 2014, by dialing (719) 457-0820 and entering the confirmation number, 7335033.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2014 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Friday, August 8, 2014, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a conservatively capitalized real estate investment trust (REIT) focused on investing in high RevPAR full-service and urban select-service hotels and resorts located predominantly in domestic and international gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined

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as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	June 30,	December 31,
	2014	2013
	(unaudited)
ASSETS
Cash and cash equivalents	$178,232	$143,776
Investments in hotel properties, net	1,004,808	765,326
Restricted cash	26,600	5,951
Accounts receivable, net of allowance of $47 and $34, respectively	15,265	7,029
Inventories	647	318
Note receivable	8,098	8,098
Deferred costs, net	4,607	4,064
Prepaid expenses	4,292	2,233
Derivative assets	47	—
Other assets	2,255	4,501
Intangible asset, net	2,587	2,631
Due from related party, net	590	12
Due from third-party hotel managers	4,796	18,480
Total assets	$1,252,824	$962,419

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$767,124	$621,882
Capital lease payable	13	—
Accounts payable and accrued expenses	28,165	17,279
Dividends payable	1,477	1,245
Unfavorable management contract liabilities	395	474
Intangible liability, net	3,767	3,795
Due to Ashford Trust, net	4,616	13,042
Due to third-party hotel managers	1,086	649
Other liabilities	1,062	926
Total liabilities	807,705	659,292

Redeemable noncontrolling interests in operating partnership	151,716	159,726

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 25,393,433 and 16,129,112 shares issued and 25,392,941 and 16,129,112 shares outstanding at June 30, 2014 and December 31, 2013, respectively	254	161
Additional paid-in capital	391,083	246,928
Accumulated deficit	(94,714)	(101,062)
Treasury stock, at cost (492 shares at June 30, 2014)	(7)	—
Total stockholders’ equity of the Company	296,616	146,027
Noncontrolling interest in consolidated entity	(3,213)	(2,626)
Total equity	293,403	143,401
Total liabilities and equity	$1,252,824	$962,419

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
	(unaudited)		(Unaudited)
REVENUE
Rooms	$62,260	$47,050	$106,231	$85,668
Food and beverage	18,421	13,691	33,602	26,785
Other	3,243	2,601	5,879	4,975

Total hotel revenue	83,924	63,342	145,712	117,428
Other	43	—	61	—
Total Revenue	83,967	63,342	145,773	117,428

EXPENSES
Hotel operating expenses
Rooms	13,571	10,347	24,525	19,853
Food and beverage	11,575	8,541	21,259	17,278
Other expenses	20,375	15,347	36,999	29,602
Management fees	3,393	2,717	5,911	4,972
Total hotel operating expenses	48,914	36,952	88,694	71,705

Property taxes, insurance and other	4,384	2,778	8,051	5,705
Depreciation and amortization	10,706	7,647	19,479	15,097
Advisory services fee:
Base advisory fee	2,238	—	4,209	—
Advisory services fee - Other services	597	—	820	—
Non-cash stock/unit-based compensation	1,110	—	1,110	—

Transaction costs	233	—	1,826	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	246	1,106	246	3,263
Other general and administrative	725	1,560	1,749	3,182
Total operating expenses	69,153	50,043	126,184	98,952

OPERATING INCOME	14,814	13,299	19,589	18,476

Interest income	6	4	10	14
Interest expense	(9,556)	(8,151)	(18,174)	(15,795)
Amortization of loan costs	(477)	(148)	(848)	(396)
Write-off of loan costs and exit fees	—	—	—	(1,971)
Unrealized gain (loss) on derivatives	(51)	9	(66)	(22)

INCOME BEFORE INCOME TAXES	4,736	5,013	511	306
Income tax expense	(211)	(684)	(437)	(1,303)

NET INCOME (LOSS)	4,525	4,329	74	(997)
(Income) loss from consolidated entities attributable to noncontrolling interests	182	(500)	587	204
Net income attributable to redeemable noncontrolling interests in operating partnership	(1,210)	—	(42)	—

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	3,497	3,829	619	(793)

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Net income (loss) attributable to common shareholders	$0.14	$0.24	$0.03	$(0.05)
Weighted average common shares outstanding — basic	25,291	16,045	23,808	16,045

Diluted:
Net income (loss) attributable to common shareholders	$0.14	$0.15	$0.02	$(0.05)
Weighted average common shares outstanding — diluted	34,396	24,905	32,749	16,045

Dividends declared per common share:	$0.05	$—	$0.10	$—

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net income (loss)	$4,525	$4,329	$74	$(997)
(Income) loss from consolidated entities attributable to noncontrolling interests	182	(500)	587	204
Net income attributable to redeemable noncontrolling interests in operating partnership	(1,210)	—	(42)	—
Net income (loss) attributable to the Company	3,497	3,829	619	(793)

Interest income	(6)	(3)	(10)	(13)
Interest expense and amortization of loan costs	9,561	7,821	18,080	15,324
Depreciation and amortization	9,897	6,849	17,870	13,519
Income tax expense	211	684	437	1,303
Net income attributable to redeemable noncontrolling interests in operating partnership	1,210	—	42	—

EBITDA	24,370	19,180	37,038	29,340

Amortization of unfavorable management contract liabilities	(39)	(39)	(79)	(79)
Write-off of loan costs and exit fees	—	—	—	1,971
Transaction costs	233	173	1,826	173
Unrealized (gain) loss on derivatives	51	(9)	66	22
Compensation adjustment related to modified employment terms	573	—	573	—
Non-cash, non-employee stock/unit-based compensation	783	—	783	—
Adjusted EBITDA	$25,971	$19,305	$40,207	$31,427

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net income (loss)	$4,525	$4,329	$74	$(997)
(Income) loss from consolidated entities attributable to noncontrolling interests	182	(500)	587	204
Net income attributable to redeemable noncontrolling interests in operating partnership	(1,210)	—	(42)	—

Net income (loss) attributable to common shareholders	3,497	3,829	619	(793)

Depreciation and amortization on real estate	9,897	6,849	17,870	13,519
Net income attributable to redeemable noncontrolling interests in operating partnership	1,210	—	42	—

FFO available to common shareholders	14,604	10,678	18,531	12,726

Unrealized (gain) loss on derivatives	51	(9)	66	22
Transaction costs	233	173	1,826	173
Compensation adjustment related to modified employment terms	573	—	573	—
Write-off of loan costs and exit fees	—	—	—	1,971

Adjusted FFO available to common shareholders	$15,461	$10,842	$20,996	$14,892

Adjusted FFO per diluted share available to common shareholders	$0.45	$0.44	$0.64	$0.60

Weighted average diluted shares	34,465	24,905	32,813	24,905

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

June 30, 2014

(dollars in thousands)

(unaudited)

							Proforma	Proforma
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA	Debt Yield

JPM Pier House - 1 hotel	September 2015	LIBOR + 4.90%	$—	$69,000	(2)	$69,000	$8,213	11.9%
GACC Sofitel - 1 hotel	March 2016	LIBOR + 2.30%	—	80,000	(3)	80,000	9,683	12.1%
Senior credit facility - Various	November 2016	LIBOR + 2.25% to 3.75%	—	—	(1)	—	N/A	N/A
Wachovia Philly CY - 1 hotel	April 2017	5.91%	34,086	—		34,086	9,905	29.1%
Wachovia 3 - 2 hotels	April 2017	5.95%	124,932	—		124,932	17,971	14.4%
Wachovia 7 - 3 hotels	April 2017	5.95%	254,224	—		254,224	26,588	10.5%
Aareal - 2 hotels	February 2018	LIBOR + 3.50%	—	196,784		196,784	24,786	12.6%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Total			$421,340	$345,784		$767,124	$97,146	12.7%

Percentage			54.9%	45.1%		100.0%

Weighted average interest rate			6.08%	3.66%		4.99%

All indebtedness is non-recourse.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2) This mortgage loan has three one-year extension options beginning September 2015, subject to satisfaction of certain conditions.

(3) This mortgage loan has three one-year extension options beginning March 2016, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY

June 30, 2014

(in thousands)

(unaudited)

	2014	2015	2016	2017	2018	Thereafter	Total

Senior credit facility - Various	$—	$—	$—	$—	$—	$—	$—
Wachovia Philly CY - 1 hotel	—	—	—	32,532	—	—	32,532
Wachovia 3 - 2 hotels	—	—	—	119,245	—	—	119,245
Wachovia 7 - 3 hotels	—	—	—	242,201	—	—	242,201
Aareal - 2 hotels	—	—	—	—	186,259	—	186,259
TIF Philly CY - 1 hotel	—	—	—	—	8,098	—	8,098
JPM Pier House - 1 hotel	—	—	—	—	69,000	—	69,000
GACC Sofitel - 1 hotel	—	—	—	—	—	80,000	80,000
Principal due in future periods	$—	$—	$—	$393,978	$263,357	$80,000	$737,335

Scheduled amortization payments remaining	4,018	8,478	8,933	7,830	530	—	29,789
Total indebtedness	$4,018	$8,478	$8,933	$401,808	$263,887	$80,000	$767,124

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS - PRO FORMA

(dollars in thousands)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	% Variance	2014	2013	% Variance

ALL HOTELS INCLUDED IN ASHFORD PRIME PORTFOLIO:
Room revenues (in thousands)	$62,260	$59,507	4.63%	$111,481	$107,102	4.09%
RevPAR	$184.70	$176.59	4.59%	$166.30	$158.23	5.10%
Occupancy	85.29%	83.89%	1.67%	79.80%	78.65%	1.46%
ADR	$216.55	$210.50	2.87%	$208.40	$201.18	3.59%

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at June 30, 2014 were owned as of the beginning of each of the periods presented.

(2)         On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters.   The above pro forma table reflects an extra 3 days in Marriott-managed properties for the six months ended June 30, 2013.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA EBITDA MARGIN TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

10 Prime
Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

2nd Quarter 2014	36.56%
2nd Quarter 2013	37.47%
Variance	-0.91%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.11%
Food & Beverage and Other Departmental	0.76%
Administrative & General	-0.02%
Sales & Marketing	-0.22%
Hospitality	0.00%
Repair & Maintenance	-0.02%
Energy	0.05%
Franchise Fee	0.00%
Management Fee	0.03%
Incentive Management Fee	-0.56%
Insurance	0.03%
Property Taxes	-0.84%
Other Taxes	0.05%
Leases/Other	-0.06%
Total	-0.91%

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

Selected Pro Forma Financial and Operating Information by Property

(in thousands, except operating information)

(Unaudited)

The following tables present selected financial and operating information by property for the ten properties included in Ashford Hospitality Prime, Inc.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	% Variance	2014	2013	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Room Revenue	$11,092	$11,041	0.46%	$19,135	$19,868	-3.69%
Total Revenue	$15,002	$15,346	-2.24%	$26,646	$27,945	-4.65%
EBITDA	$5,647	$6,079	-7.11%	$8,365	$9,789	-14.55%
EBITDA Margin	37.64%	39.61%	-1.97%	31.39%	35.03%	-3.64%
Selected Operating Information:
RevPAR	$223.97	$223.03	0.42%	$194.30	$201.78	-3.71%
Occupancy	94.91%	93.25%	1.78%	84.09%	84.92%	-0.98%
ADR	$236.00	$239.17	-1.33%	$231.07	$237.60	-2.75%
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Room Revenue	$5,241	$4,462	17.46%	$10,520	$8,529	23.34%
Total Revenue	$8,748	$7,747	12.92%	$17,922	$14,763	21.40%
EBITDA	$2,621	$2,145	22.19%	$5,478	$3,862	41.84%
EBITDA Margin	29.96%	27.69%	2.27%	30.57%	26.16%	4.41%
Selected Operating Information:
RevPAR	$146.18	$124.45	17.46%	$147.52	$119.60	23.34%
Occupancy	81.28%	75.38%	7.84%	81.12%	70.52%	15.03%
ADR	$179.85	$165.10	8.93%	$181.85	$169.59	7.23%
CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Room Revenue	$8,073	$8,590	-6.02%	$11,776	$12,863	-8.45%
Total Revenue	$11,763	$12,642	-6.95%	$17,671	$19,434	-9.07%
EBITDA	$4,013	$4,440	-9.62%	$3,942	$4,768	-17.32%
EBITDA Margin	34.12%	35.12%	-1.01%	22.31%	24.53%	-2.23%
Selected Operating Information:
RevPAR	$213.77	$227.47	-6.02%	$156.77	$171.24	-8.45%
Occupancy	86.15%	87.69%	-1.76%	75.98%	78.97%	-3.79%
ADR	$248.13	$259.39	-4.34%	$206.34	$216.85	-4.85%
KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Room Revenue	$4,317	$3,867	11.64%	$9,730	$8,571	13.52%
Total Revenue	$5,517	$5,107	8.03%	$12,251	$11,059	10.78%
EBITDA	$1,993	$1,992	0.05%	$5,117	$4,471	14.45%
EBITDA Margin	36.12%	39.01%	-2.88%	41.77%	40.43%	1.34%
Selected Operating Information:
RevPAR	$334.12	$299.26	11.65%	$378.57	$333.46	13.53%
Occupancy	85.99%	83.98%	2.39%	89.18%	84.32%	5.77%
ADR	$388.58	$356.34	9.05%	$424.50	$395.49	7.34%
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$6,882	$7,311	-5.87%	$11,268	$12,351	-8.77%
Total Revenue	$8,316	$8,778	-5.26%	$13,836	$14,806	-6.55%
EBITDA	$3,750	$3,735	0.40%	$5,202	$5,667	-8.21%
EBITDA Margin	45.09%	42.55%	2.54%	37.60%	38.28%	-0.68%
Selected Operating Information:
RevPAR	$151.55	$161.33	-6.06%	$124.86	$134.78	-7.36%
Occupancy	86.52%	87.66%	-1.31%	76.15%	79.39%	-4.08%
ADR	$175.16	$184.03	-4.82%	$163.96	$169.77	-3.42%
PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Room Revenue	$4,782	$4,505	6.15%	$9,320	$8,939	4.26%
Total Revenue	$7,281	$6,840	6.45%	$14,510	$13,994	3.69%
EBITDA	$2,506	$2,375	5.52%	$5,008	$4,856	3.13%
EBITDA Margin	34.42%	34.72%	-0.30%	34.51%	34.70%	-0.19%
Selected Operating Information:
RevPAR	$130.09	$122.54	6.16%	$127.45	$120.25	5.99%
Occupancy	72.96%	71.73%	1.73%	70.86%	70.41%	0.64%
ADR	$178.29	$170.85	4.36%	$179.86	$170.79	5.31%

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	% Variance	2014	2013	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$8,788	$7,805	12.59%	$15,866	$14,202	11.72%
Total Revenue	$10,105	$8,863	14.01%	$18,303	$16,384	11.71%
EBITDA	$3,623	$3,510	3.22%	$6,092	$5,789	5.23%
EBITDA Margin	35.85%	39.60%	-3.75%	33.28%	35.33%	-2.05%
Selected Operating Information:
RevPAR	$238.44	$211.77	12.59%	$216.44	$190.59	13.56%
Occupancy	93.95%	93.49%	0.49%	87.48%	88.79%	-1.47%
ADR	$253.80	$226.51	12.05%	$247.41	$214.66	15.26%
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$3,307	$2,937	12.60%	$5,622	$4,829	16.42%
Total Revenue	$3,866	$3,405	13.54%	$6,689	$5,688	17.60%
EBITDA	$1,664	$1,673	-0.54%	$2,790	$2,472	12.86%
EBITDA Margin	43.04%	49.13%	-6.09%	41.71%	43.46%	-1.75%
Selected Operating Information:
RevPAR	$145.37	$129.09	12.61%	$124.25	$104.97	18.37%
Occupancy	81.32%	78.32%	3.83%	79.19%	71.89%	10.16%
ADR	$178.76	$164.83	8.45%	$156.90	$146.02	7.45%
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Room Revenue	$6,272	$5,898	6.34%	$10,541	$9,834	7.19%
Total Revenue	$8,124	$7,720	5.23%	$13,922	$13,355	4.25%
EBITDA	$3,460	$3,310	4.53%	$5,313	$4,955	7.23%
EBITDA Margin	42.59%	42.88%	-0.29%	38.16%	37.10%	1.06%
Selected Operating Information:
RevPAR	$192.53	$181.04	6.35%	$162.68	$149.30	8.96%
Occupancy	83.29%	82.37%	1.11%	77.37%	76.04%	1.76%
ADR	$231.15	$219.78	5.17%	$210.25	$196.34	7.08%
TAMPA RENAISSANCE
Selected Financial Information:
Room Revenue	$3,505	$3,091	13.39%	$7,703	$7,116	8.25%
Total Revenue	$5,202	$4,642	12.06%	$11,352	$10,493	8.19%
EBITDA	$1,408	$1,123	25.38%	$3,597	$3,109	15.70%
EBITDA Margin	27.07%	24.19%	2.87%	31.69%	29.63%	2.06%
Selected Operating Information:
RevPAR	$131.47	$115.94	13.39%	$145.25	$131.99	10.05%
Occupancy	80.04%	76.26%	4.96%	82.32%	79.89%	3.04%
ADR	$164.24	$152.04	8.03%	$176.45	$165.23	6.79%
PRIME PROPERTIES TOTAL (10)
Selected Financial Information:
Room Revenue	$62,260	$59,507	4.63%	$111,481	$107,102	4.09%
Total Revenue	$83,925	$81,090	3.50%	$153,101	$147,921	3.50%
EBITDA	$30,686	$30,385	0.99%	$50,903	$49,738	2.34%
EBITDA Margin	36.56%	37.47%	-0.91%	33.25%	33.62%	-0.38%
Selected Operating Information:
RevPAR	$184.70	$176.59	4.59%	$166.30	$158.23	5.10%
Occupancy	85.29%	83.89%	1.67%	79.80%	78.65%	1.46%
ADR	$216.55	$210.50	2.88%	$208.40	$201.18	3.59%

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at June 30, 2014 were owned as of the beginning of each of the periods presented.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN ASHFORD PRIME PORTFOLIO:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	% Variance	2014	2013	% Variance
REVENUE
Rooms	$62,260	$59,507	4.6%	$111,481	$107,102	4.1%
Food and beverage	18,421	18,134	1.6%	35,191	34,218	2.8%
Other	3,244	3,449	-5.9%	6,429	6,601	-2.6%
Total hotel revenue	83,925	81,090	3.5%	153,101	147,921	3.5%

EXPENSES
Rooms	13,569	13,022	4.2%	25,787	24,693	4.4%
Food and beverage	11,569	11,604	-0.3%	22,645	22,759	-0.5%
Other direct	1,451	1,589	-8.7%	2,847	3,137	-9.2%
Indirect	17,758	16,949	4.8%	34,527	33,094	4.3%
Management fees, includes base and incentive fees	4,512	3,933	14.7%	7,679	6,955	10.4%
Total hotel operating expenses	48,859	47,097	3.7%	93,485	90,638	3.1%
Property taxes, insurance, and other	4,380	3,608	21.4%	8,713	7,545	15.5%
HOTEL OPERATING PROFIT (Hotel EBITDA)	30,686	30,385	1.0%	50,903	49,738	2.3%
Hotel EBITDA Margin	36.56%	37.47%	-0.91%	33.25%	33.62%	-0.37%

Minority interest in earnings of consolidated joint ventures	2,067	2,056	0.5%	3,461	3,413	1.4%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$28,619	$28,329	1.0%	$47,442	$46,325	2.4%

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at June 30, 2014 were owned as of the beginning of each of the periods presented.

(2)         On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters.   The above pro forma table reflects an extra 3 days in Marriott-managed properties for the six months ended June 30, 2013.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2014	2014	2013	2013
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM

Ashford Prime Portfolio
Total Hotel Revenue	$83,925	$69,179	$69,980	$76,350	$299,434
Hotel EBITDA	$30,686	$20,217	$20,501	$25,742	$97,146
Hotel EBITDA Margin	36.56%	29.22%	29.30%	33.72%	32.44%

EBITDA % of Total TTM	31.6%	20.8%	21.1%	26.5%	100.0%

JV Interests in EBITDA	$2,067	$1,394	$1,387	$1,349	$6,197

ASHFORD HOSPITALITY PRIME, INC.

TOTAL ENTERPRISE VALUE

June 30, 2014

(in thousands except share price)

(unaudited)

June 30,
2014
End of quarter common shares outstanding	25,393
Partnership units outstanding (common share equivalents)	9,131
Combined common shares and partnership units outstanding	34,524
Common stock price at quarter end	$17.16
Market capitalization at quarter end	$592,432
Debt on balance sheet date	$767,124
Joint venture partners’ share of consolidated debt	$(49,196)
Net working capital (see below)	$(193,170)
Total enterprise value (TEV)*	$1,117,190

Cash & cash equivalents	$176,014
Restricted cash	23,864
Accounts receivable, net	14,098
Prepaid expenses	3,981
Due from affiliates, net	(2,368)
Due from 3rd party hotel managers, net	3,900
Total current assets	$219,488

Accounts payable, net & accrued expenses	$24,841
Dividends payable	1,477
Total current liabilities	$26,318

Net working capital**	$193,170

* Calculation varies from TEV in the Advisory Agreement by utilizing shares outstanding and share price at period end in lieu of average diluted shares outstanding and average share price. In addition, the calculation above reduces TEV by Net Working Capital.

** Calculation only includes our portion of the Hilton joint venture.

Ashford Hospitality Prime, Inc.

Anticipated Capital Expenditures Calendar (a)

		2014
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Courtyard Philadelphia Downtown	498	x
Marriott Seattle Waterfront	358	x
Courtyard Seattle	250				x
Renaissance Tampa	293				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2014 are included in this table.